UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 13, 2017

TABULA RASA HEALTHCARE, INC.

(Exact Name of Registrant Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-37888 (Commission File Number)	46-5726437 (I.R.S. Employer Identification No.)

228 Strawbridge Drive Suite 100
Moorestown, New Jersey	08057
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (866) 648-2767

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On March 13, 2017, Tabula Rasa HealthCare, Inc. issued a press release announcing its 2016 fourth quarter and full year financial results.  The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated herein by reference.

The information provided in this Item 2.02 (including Exhibit 99.1) of this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be deemed to be incorporated by reference in any filing made by Tabula Rasa HealthCare, Inc. pursuant to the Securities Act of 1933, as amended, or the Exchange Act other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01.  Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit Number	Description
99.1	Press release of Tabula Rasa HealthCare, Inc. issued March 13, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TABULA RASA HEALTHCARE, INC.

	By:	/s/ Dr. Calvin H. Knowlton
Dr. Calvin H. Knowlton
Chief Executive Officer

Dated: March 13, 2017

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Tabula Rasa HealthCare, Inc. issued March 13, 2017